CONVERTIBLE SENIOR DEBENTURES	0 Months Ended
Dec. 31, 2012
Convertible Senior Debentures [Abstract]
Convertible Senior Debentures

NOTE 11—CONVERTIBLE SENIOR DEBENTURES:

Convertible senior debentures amounted to $530 million and $531 million at December 31, 2012, and 2011, respectively. They comprised primarily of the 0.25% convertible senior debentures due 2026. These convertible senior debentures include a “net share settlement” feature according to which the principal of the debenture will be paid in cash and in case of conversion, only the residual conversion value above the principal will be paid in Teva shares. Due to the “net share settlement” feature, these convertible senior debentures are classified in the balance sheet under short term debt and current maturities of long term debt. The earliest redemption by its holders is February 1, 2016.